MESSAGE FROM THE
MANAGING GENERAL PARTNER


Table of Contents

                                                    Page

Message from the Managing
General Partner                                       1

Fund Reports

Franklin Tax-Advantaged
International Bond Fund                               3

Franklin Tax-Advantaged
U.S. Government Securities Fund                       8

Franklin Tax-Advantaged
High Yield Securities Fund                           12

Statement of Investments                             17

Financial Statements                                 27

Notes to Financial Statements                        30

Report of Independent Auditors                       36


To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional reports may be obtained without charge by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).



                                                              February 15, 1996

Dear Shareholder:

It's a pleasure to bring you the annual report of the Franklin Partners Funds(R) for the fiscal year ended December 31, 1995.

Declining interest rates, low inflation and moderate growth in most of the world's major economies characterized the year under review. This was especially true in the U.S., where economic growth slowed following a series of interest rate increases in 1994 and early 1995. Inflation remained mild and corporate earnings were strong, which contributed to impressive performance for most financial assets.

Extremely slow growth in the second fiscal quarter of 1995 -- followed by moderate growth in the third quarter -- prompted the U.S. Federal Reserve to ease monetary policy in July and again in December. Bond markets anticipated the move, as interest rates had decreased steadily since the start of 1995. Following the July shift in policy stance, long-term bond yields, as measured by the 30-year U.S. Treasury bond, jumped slightly to 6.86%, then resumed the downward course they had followed since November 1994. On December 31, 1995, the yield on the 30-year U.S. Treasury was 5.96%.*

While this stable economic environment proved beneficial to the performance of the Franklin Partners Funds, no one can predict what lies ahead for investors. There's no guarantee that the markets will continue to perform as well in the months to come. Of course, market volatility is a normal part of investing and is the reason why we have always encouraged our shareholders to focus on their long-term investment goals. If you can remain invested for the long term, you may be able to overlook some of the short-term volatility that accompanies stock and bond markets. As you know, certain U.S. tax laws may, in the future, affect the tax advantages that the fund is intended to offer to its investors. The managing General Partners continue to evaluate this situation and alternative means for responding to it.

The following pages contain specific information about each fund's performance. While each fund has distinct investment objectives, the fundamental principles remain the same: careful selection and constant professional investment supervision.

We appreciate your continued support, welcome your comments and look forward to serving you in the years to come.

Sincerely,



Rupert H. Johnson, Jr.
Executive Vice President.
and Managing General Partner


*Source: Micropal, January 17, 1996.


FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND

Your Fund's Objective:

Seeks to provide current income through investments in debt securities of non-U.S. issuers and foreign currency denominated debt securities of U.S. issuers.

Investors enjoyed excellent performance from global bond markets during the fiscal year ended December 31, 1995. Bond prices rose steadily due to a combination of slow economic growth, low inflation, falling interest rates, and the increased attention world governments placed on fiscal and monetary responsibilities. In addition, most foreign currencies appreciated versus the U.S. dollar, further increasing the value of foreign fixed-income securities. This was certainly a welcome relief after a very difficult 1994 when interest rates rose dramatically and bond prices fell in many global markets.

This rebound occurred partly because of the excessive investor pessimism priced into financial markets in 1994. At the beginning of 1995, many investors harbored fears of overheating global economies and increasing inflation, which caused fixed-income securities markets to suffer. In March and April, however, investors began to realize that interest rates around the world were too high for the pace of economic growth, and by December, nearly all of the world's major central banks had eased their monetary policies by lowering interest rates.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The depreciating U.S. dollar was one key element that separated 1995's best and worst performing bond markets. Those outside the U.S. offered the highest returns, especially European markets such as Sweden, Denmark, Spain, Germany and France. One exception was the United Kingdom, whose currency versus the dollar remained essentially unchanged for the year. Japan's bond market performed poorly, as the yen depreciated significantly in July and August after appreciating in the beginning of 1995. The performance of bond markets closely tied to the U.S. market, like Australia's and New Zealand's, also lagged because their currencies did not appreciate against the dollar as strongly as European currencies.

During the fiscal year, we increased our European exposure, from 54.5% to 61.3% of total net assets, by adding significantly to our German holdings and, to a lesser extent, our Italian holdings. This large exposure enabled the fund to benefit from continued strength in a number of European fixed-income markets. Seeking further diversification for the fund, we initiated a 1.4% Japanese position. However, we continue to be very conservative in our exposure to Japan, where interest rates are very low and, in our opinion, unlikely to decline further. By the end of the period, we were also beginning to focus on higher-yielding markets, such as Italy, Spain, Australia and Canada.


  Franklin Tax-Advantaged
  International Bond Fund
  Change in Country Allocation
  Based on Total Net Assets

  Country          12/31/94   12/31/95

  Australia          16.2%      10.8%

  Canada             11.7%      10.6%

  Denmark            11.0%      10.9%

  France              7.2%       7.0%

  Germany             2.5%      11.2%

  Italy               8.2%       9.2%

  Japan               0.0%       1.4%

  New Zealand        10.3%       8.9%

  Spain               5.7%       5.3%

  Sweden              7.6%       7.4%

  United Kingdom     12.3%      10.3%

  United States       7.3%     7.0%


For a complete list of portfolio holdings, please see page 17 of this report.


This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking forward, we believe that global interest rates should continue to trend downward, which would be beneficial to financial markets. The U.S. Federal Reserve Board may ease monetary policy further if inflation remains subdued, and European economic conditions should be characterized by a similar mix of modest growth and low inflation, with the added benefit of fiscal reform that is occurring in a broad range of markets. We will continue to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well.

There are,  of course,  special  risks  involved  with  international  investing related to market, currency, economic, political, and other factors, as discussed in the fund's prospectus. Also, as always, we will purchase only those bonds issued by, or backed by the full faith and credit of, foreign governments.*


*The fund's shares are not guaranteed by any government and will fluctuate with market conditions.


Performance Summary

The Franklin Tax-Advantaged International Bond Fund's share price, as measured by net asset value, increased to $11.96 on December 31, 1995, from $10.78 on December 31, 1994.

The fund continued to meet its investment objective of providing high current income to shareholders. For the one-year period under review, your fund paid monthly income distributions totaling 93.8 cents ($0.938) per share. On December 31, 1995, your fund's distribution rate was 6.79%, based on an annualization of the fund's distributions during the previous 30 days and the maximum offering price of $12.49 on the same date. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The Franklin Tax-Advantaged International Bond Fund provided a total return of +20.41% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains. This calculation does not include the initial sales charge, and past performance is not indicative of future results.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The graph above compares the performance of the Franklin Tax-Advantaged International Bond Fund, since inception, with the unmanaged Salomon Brothers Non-U.S. World Government Bond Index. Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. For example, they do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. In addition, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares, and the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Tax-Advantaged International Bond Fund's had been applied to this index, its performance would have been lower. The index also contains a large weighting of Japanese bonds, whereas the fund's portfolio maintains a broad diversification. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.


Franklin Tax-Advantaged
International Bond Fund
Periods ended December 31, 1995
                                                  Since
                                                Inception
                          1-Year     5-Year     (6/09/90)
Cumulative
Total Return1             20.41%     50.96%      74.77%
Average Annual
Total Return2             15.27%      7.65%       9.69%
Distribution Rate3                          6.79%
30-Day Standardized Yield4                  6.33%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the current maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the distributions paid over the 30 days ended December 31, 1995, and the maximum offering price of $12.49 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates where investments are made. A non-diversified fund involves increased susceptibility to such factors, which are described in the fund's prospectus. Your shares, when redeemed, may be worth more or less than their initial cost. Past performance cannot guarantee future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 5.97%. The fee waiver may be discontinued at any time, upon notice to the fund's Managing General Partners.


FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective:

Seeks  to  provide  current  income  through   investments  in  U.S.  government
obligations, primarily Government National Mortgage Association securities.

The calendar year 1995 proved to be a banner year for U.S. fixed-income investors. Declining interest rates, low inflation and moderate economic growth characterized most of the year under review. By March 1995, the U.S. Federal Reserve Board's previous interest rate increases realized their goal. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 1.3% in the second quarter of 1995.* This resulted in what is commonly referred to as a "soft landing" -- an ideal investment environment characterized by modest growth and low inflation. However, extremely slow growth in the second fiscal quarter prompted the Fed to lower its federal funds rate in July 1995 and again in December 1995.

This easing of monetary policy, combined with low reported inflation, prompted a bond market rally, sharply reversing the negative environment of 1994. Another factor supporting the bond market was the move in Washington toward a balanced federal budget and long-term reduction of the federal deficit. While the final outcome of this legislative action seems likely to occur in 1996, the 1995 market anticipated the potential for lower real interest rates, pushing bond prices higher and bond yields even lower. By December 31, 1995, the 30-year U.S. Treasury bond yield had declined to 5.96% after starting the year at 7.71%.**

Your fund holds a portfolio of government and agency mortgage securities, with holdings of Government National Mortgage Association (GNMA) mortgage passthroughs as the fund's largest position. During the year, we engaged in several transactions to take advantage of opportunities in agency securities. At the beginning of the year, the fund's portfolio was heavily positioned with lower coupon mortgage passthroughs (almost 64% of the fund's total net assets were represented by securities with coupons ranging from 6.0% to 7.5%), which were more sensitive to interest-rate movements. As rates fell, many of the securities in the portfolio appreciated strongly and caused increased prepayment risk for higher rate mortgages. As a result, price premiums for older, more seasoned mortgage passthroughs increased, helping to boost these securities' overall value and, in turn, your fund's income and price per share.


*Source: U.S. Commerce Department
**Source: Micropal, January 17, 1996


This discussion reflects the strategies we employed for the fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Looking ahead, we expect the fund's mortgage passthrough holdings to benefit from decreased interest-rate volatility as the economy seems likely to settle into a slow growth pattern. As always, we will continue our policy of avoiding derivative securities, as we do not manage the fund as an aggressive trading vehicle but as an income fund. We feel our approach is an appropriate way of investing in U.S. agency mortgage passthroughs.


Performance Summary

The Franklin Tax-Advantaged U.S. Government Securities Fund's share price, as measured by net asset value, increased during the reporting period to $10.80 on December 31, 1995, from $9.76 on December 31, 1994.

The fund continued to meet its investment objective of providing current income to shareholders. For the one-year period ended December 31, 1995, your fund paid monthly income distributions totaling 70.6 cents ($0.706) per share. At the end of the reporting period, the distribution rate was 6.18%, based on an annualization of the fund's distributions for the 30 days ended December 31, 1995, and the maximum offering price of $11.28 on the same date. Dividends will vary depending on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

The Franklin Tax-Advantaged U.S. Government Securities Fund reported a total return of +18.38% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


The graph above illustrates that, since inception, your fund has generally followed the performance of the unmanaged Lehman Brothers Intermediate Government Bond Index. Since 1987, your fund has outpaced the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal for any investment. Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Tax-Advantaged U.S. Government Securities Fund's had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly. Past performance is not predictive of future results.


Franklin Tax-Advantaged
U.S. Government Securities Fund
Periods ended December 31, 1995

                                                   Since
                                                 Inception
                           1-Year     5-Year     (05/04/87)
Cumulative
Total Return1              18.38%     51.25%      118.27%
Average Annual
Total Return2              13.39%      7.70%        8.88%

Distribution Rate3                           6.18%
30-Day Standardized Yield4                   6.29%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current maximum 4.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the current maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the distributions paid over the 30 days ended December 31, 1995, and the maximum offering price of $11.28 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return calculations assume reinvestment of dividends and capital gains, if any. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not indicative of future results.


FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND

Your Fund's Objective:

Seeks to provide high current income from a portfolio of high yielding, lower-rated corporate bonds issued by U.S. and non-U.S. corporations.

Over the past 12 months, the fund performed well as declining long-term interest rates, moderate to slow economic growth, and strong corporate earnings proved to be positive factors for the high yield bond market. Additionally, demand for high yield securities remained brisk, despite a relatively heavy volume of new issues within the sector, which caused the prices of these securities to increase, further benefiting your fund.

During the reporting period, the fund increased its exposure to defensive industries such as health care (12.6% of total net assets, up from 9.0%) and decreased exposure to more cyclical industries such as chemicals (4.6% from 8.0%) and automotive (0.7% from 4.0%). This move was in response to the slow economic growth environment of 1995. Industries such as health care provide basic necessities to the population and, therefore, tend to perform well even in a slow growth environment.

In addition to these industry shifts, the fund benefited from mergers and acquisitions that occurred during the year -- especially within the health care industry. Abbey Healthcare merged with Homedco to form Apria Healthcare, and American Medical Holdings merged with National Medical Enterprises to form Tenet Healthcare. Acquisitions outside this industry included Dr. Pepper/7Up (acquired by Cadbury Schweppes), SHL Systemhouse (purchased by MCI), and Truck Components Inc. (acquired by Johnstown). Such mergers and acquisitions were beneficial because, in most cases, the acquiring company's debt was rated investment grade (for example, Cadbury Scweppes and MCI). Typically, the outstanding debt of the target company will be tendered for a high premium.

Another beneficial trend that occurred within the portfolio during the year was the infusion of equity into companies through an initial offering of public stock (IPO). Several companies held in the fund's portfolio announced IPOs during the year: Sola, Bell & Howell, and American Standard.

During the last six months of the reporting period, we increased the fund's overall credit quality by reducing its exposure to lower-rated bonds -- specifically, bonds rated B2 by Moody's. On December 31, 1995, 23% of the fund's bonds were rated B2, compared with 32% at the start of the fiscal year. We also increased our exposure to B1-rated bonds to 21% from 16%. The ratings improvement occurred due to ratings upgrades of securities we currently hold, as well as recent purchases of higher rated securities.


  Franklin Tax-Advantaged
  High Yield Securities Fund
  Top 10 Holdings on 12/31/95
  Based on Total Net Assets


  Company                                   % of Total
  Industry                                  Net Assets

  Tenet Healthcare Corp.                      2.77%
  Healthcare Services

  Abbey Healthcare Group, Inc                 2.66%
  Healthcare Services

  Comcast Corp.                               2.30%
  Cable Television

  Cablevision Systems Corp.                   2.29%
  Cable Television

  Six Flags Theme Parks                       1.96%
  Gaming/Leisure

  IVAC Corp.                                  1.93%
  Healthcare Services

  John Q. Hammons Hotels L.P.                 1.89%
  Lodging

  Telewest PLC                                1.88%
  Cable Television

  American Standard                           1.88%
  Industrial

  Regency Health Services Inc.                1.87%
  Healthcare Services


For a complete list of portfolio holdings, please see page 22 of this report.


This discussion reflects the strategies we employed for the fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

If recent economic trends persist, moderate growth and subdued inflation could continue in the months ahead which should be positive for financial markets overall, and for the high yield market in particular. With these market conditions, the portfolio's improved credit quality and a strong weighting in defensive industries, we feel the fund is well-positioned for the future. Please remember, however, that high yields reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.


Performance Summary

The Franklin Tax-Advantaged High Yield Securities Fund's share price, as measured by net asset value, increased during the reporting period to $8.71 on December 31, 1995, from $7.99 on December 31, 1994.

The fund continued to meet its investment objective of providing high current income to shareholders. During the fiscal period, your fund paid monthly income distributions totaling 78.4 cents ($0.784) per share. The distribution rate was 7.59%, based on an annualization of your fund's distributions during the 30 days ended December 31, 1995, and the maximum offering price of $9.10 on the same date. Dividends will vary depending on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Your fund reported a total return of +19.46% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The graph on page 16 compares the performance of the Franklin Tax-Advantaged High Yield Securities Fund to the unmanaged Salomon Brothers Combined Corporate Index and the CS First Boston High Yield Index. Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. They don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to these indices, their performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Tax-Advantaged
  High Yield Securities Fund
  Periods ended December 31, 1995

                                                     Since
                                                   Inception
                             1-Year     5-Year     (05/04/87)
  Cumulative
  Total Return1              19.46%     140.63%     130.84%

  Average Annual
  Total Return2              14.44%      18.17%       9.59%

  Distribution Rate3                            7.59%
  30-Day Standardized Yield4                    8.14%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the current maximum 4.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the current maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the distributions paid over the 30 days ended December 31, 1995, and the maximum offering price of $9.10 on the same date.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995. High yields reflect the higher credit risk associated with certain lower rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective July 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return calculations assume reinvestment of dividends and capital gains, if any. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not indicative of future results.

FRANKLIN PARTNERS FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


                 Face                                                                                   Value
 Country*       Amount          Franklin Tax-Advantaged International Bond Fund                       (Note 1)
 --------------------------------------------------------------------------------------------------------------
                                Foreign Notes, Bills, Bonds & Government Securities  93.0%
                                Australia  10.8%
    AU             820,000      EIB Global Bond, 10.25%, 10/01/01................................      $ 674,222
    AU           1,000,000      EuroFima, 9.875%, 01/17/07.......................................        810,144
    AU             425,000      Queensland Treasury Corp., notes, 12.00%, 07/15/99...............        359,085
    AU           1,660,000      Queensland Treasury Corp., notes, 8.00%, 05/14/03................      1,218,498
                                                                                                     ------------
                                                                                                       3,061,949
                                                                                                     ------------
                                Canada  10.6%
    CA             400,000      Government of Canada, 8.50%, 04/01/02............................        318,529
    CA             945,000      Government of Canada, 10.25%, 02/01/04...........................        829,086
    CA             420,000      Hydro-Quebec, Eurobonds, 11.25%, 10/10/00........................        360,375
    CA             250,000      Ontario-Hydro, Eurobonds, 10.875%, 01/08/96......................        183,185
    CA             150,000      Ontario-Hydro, Eurobonds, 9.00%, 06/24/02........................        121,217
    CA           1,500,000      Province of British Columbia, 9.00%, 01/09/02....................      1,207,779
                                                                                                     ------------
                                                                                                       3,020,171
                                                                                                     ------------
                                Denmark  10.9%
    DK           3,750,000      Government of Denmark, 9.00%, 11/15/00...........................        750,769
    DK           1,677,000      Nykredit, 9.00%, 10/01/12........................................        312,808
    DK           5,853,000      Nykredit, 6.00%, 10/01/26........................................        878,456
    DK           7,614,000      Real Kredit Danmark, 6.00%, 10/01/26.............................      1,141,387
                                                                                                     ------------
                                                                                                       3,083,420
                                                                                                     ------------
                                France  7.0%
    FR           4,250,000      Credit National, 9.25%, 10/02/01.................................        975,333
    FR           2,000,000      Electricite de France, 8.30%, 02/09/99...........................        438,227
    FR           4,250,000   h  French OAT, Strip, 0.00%, 10/25/15...............................        197,807
    FR             510,000   h  French OAT, Strip, 0.00%, 10/25/16...............................         21,731
    FR           1,500,000      Government of France, OAT, 8.50%, 12/26/12.......................        350,020
                                                                                                     ------------
                                                                                                       1,983,118
                                                                                                     ------------
                                Germany  11.2%
    DD           1,380,000      Deutscheland Republic, 8.50%, 08/21/00...........................      1,099,150
    DD           1,070,000      Deutscheland Republic, 8.25%, 09/20/01...........................        851,419
    DD             750,000      German Unity Fund, 8.75%, 8/20/01................................        609,236
    DD             850,000      West Japan Railway Co., 8.70%, 06/25/97..........................        630,958
                                                                                                     ------------
                                                                                                       3,190,763
                                                                                                     ------------
                                Italy  9.2%
    IT       1,050,000,000      Buoni Poliennali del Tesoro, 10.50%, 07/15/00....................        666,394
    IT       2,000,000,000      Certificati di Credito del Tesoro, 12.00%, 01/20/98..............      1,299,418
    IT       1,000,000,000      Certificati di Credito del Tesoro, 11.90%, 01/01/00..............        638,753
                                                                                                     ------------
                                                                                                       2,604,565
                                                                                                     ------------
                                Japan  1.4%
    JP          34,000,000      International Bank of Reconstruction and Development,
                                 6.75%, 03/15/20.................................................      $ 397,739
                                                                                                     ------------
                                New Zealand  8.9%
    NZ           2,275,000      New Zealand Government, 8.00%, 07/15/98..........................      1,494,938
    NZ           1,500,000      New Zealand Government, 8.00%, 04/15/04..........................      1,025,673
                                                                                                     ------------
                                                                                                       2,520,611
                                                                                                     ------------
                                Spain  5.3%
    ES          73,000,000      Government of Spain, 11.60%, 01/15/97............................        616,257
    ES         100,000,000      Government of Spain, 10.90%, 08/30/03............................        875,103
                                                                                                     ------------
                                                                                                       1,491,360
                                                                                                     ------------
                                Sweden  7.4%
    SE           5,100,000      Staten Bostadiffinansier, 12.50%, 01/23/97.......................        799,080
    SE           1,800,000      Staten Bostadiffinansier, 11.00%, 01/21/99.......................        289,335
    SE           8,000,000      Government of Sweden, 6.00%, 02/09/05............................      1,022,514
                                                                                                     ------------
                                                                                                       2,110,929
                                                                                                     ------------
                                United Kingdom  10.3%
    GB             300,000      Abbey National Treasury Service, 10.50%, 04/22/97................        488,959
    GB             460,000      Export-Import Bank of Japan, 10.75%, 05/15/01....................        818,852
    GB             270,000      Government of Italy, Eurobonds, 10.50%, 04/28/14.................        479,582
    GB             715,000      United Kingdom Treasury, Conversion, 7.00%, 08/06/97.............      1,124,266
                                                                                                     ------------
                                                                                                       2,911,659
                                                                                                     ------------
                                       Total Long Term Investments (Cost $25,341,754)............     26,376,284
                                                                                                     ------------
                            e,f Receivable from Repurchase Agreement  3.7%
    US           1,005,476      Joint Repurchase Agreement, 5.745%, 01/02/96 (Maturity
                                 Value $1,046,558) (Cost $1,046,391)
                                 Bear Stearns & Co., Inc. (Maturity Value $159,300)
                                  Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                                 Daiwa Securities America, Inc. (Maturity Value $90,758)
                                  Collateral: U.S. Treasury Bills, 08/22/96
                                              U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                                 Donaldson, Lufkin & Jenrette Securities Corp.
                                  (Maturity Value $159,300)
                                   Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                                 Fuji Government Securities (Maturity Value $159,300)
                                   Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                                 Lehman Brothers, Inc. (Maturity Value $159,300)
                                   Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                                 SBC Capital Markets, Inc. (Maturity Value $159,300)
                                   Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                                 UBS Securities, Inc. (Maturity Value $159,300)
                                   Collateral: U.S. Treasury Notes, 6.75%-7.75%, 04/30/97-01/31/00   $ 1,046,391
                                                                                                     ------------
                                            Total Investments (Cost $26,388,145)  96.7%..........     27,422,675
                                            Other Assets and Liabilities, Net  3.3%..............        929,733
                                                                                                     ------------
                                            Net Assets  100.0%...................................    $28,352,408
                                                                                                     ============
                                At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $26,388,145 was as follows:
                                  Aggregate gross unrealized appreciation for all investments in which
                                   there was an excess of value over tax cost....................    $ 1,673,696
                                  Aggregate gross unrealized depreciation for all investments in which
                                   there was an excess of tax cost over value....................       (639,166)
                                                                                                     ------------
                                  Net unrealized appreciation....................................    $ 1,034,530
                                                                                                     ============


PORTFOLIO ABBREVIATION:
OAT - Obligations Assumable by the Treasurer

COUNTRY LEGEND:
AU   - Australia
CA   - Canada
DD   - Germany
DK   - Denmark
ES   - Spain
FR   - France
GB   - United Kingdom
IT   - Italy
JP   - Japan
NZ   - New Zealand
SE   - Sweden
US   - United States of America


*Securities traded in currency of country indicated.
eFace amount for repurchase agreement is for the underlying collateral.
fSee Note 1(h) regarding joint repurchase agreement.
hZero coupon bonds. Accretion rate may vary.

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN PARTNERS FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                Value
   Amount         Franklin Tax-Advantaged U.S. Government Securities Fund                             (Note 1)
 --------------------------------------------------------------------------------------------------------------
                  Government National Mortgage Association (GNMA)  97.2%
$  9,525,648      GNMA I, SF, 6.00%, 10/15/23 - 11/15/23........................................     $ 9,257,739
  64,261,243      GNMA I, SF, 6.50%, 05/15/23 - 03/15/24........................................      63,819,446
   7,293,440      GNMA II, 6.50%, 09/20/23......................................................       7,188,597
  16,536,993      GNMA I, PL, 7.00%, 05/15/13 - 06/15/28........................................      16,666,196
  53,707,869      GNMA I, SF, 7.00%, 03/15/22 - 07/15/25........................................      54,396,026
  20,670,502      GNMA II, 7.00%, 11/20/16 - 11/20/23...........................................      20,793,243
  35,967,482      GNMA I, SF, 7.50%, 01/15/17 - 04/15/23........................................      37,024,026
  59,601,587      GNMA II, 7.50%, 09/20/16 - 12/20/25...........................................      60,979,874
   1,159,051      GNMA I, PL, 8.00%, 03/15/32...................................................       1,196,721
  54,895,627      GNMA I, SF, 8.00%, 11/15/15 - 09/15/24........................................      57,228,691
  10,962,774      GNMA II, 8.00%, 11/20/16 - 08/20/22...........................................      11,346,471
   7,153,307      GNMA I, PL, 8.25%, 07/15/31...................................................       7,414,853
  16,492,634      GNMA I, SF, 8.50%, 06/15/16 - 05/15/22........................................      17,327,573
   5,622,506      GNMA II, 8.50%, 11/20/21 - 03/20/22...........................................       5,857,949
   4,291,767      GNMA I, SF, 9.00%, 05/15/16 - 11/15/21........................................       4,550,616
   3,260,953      GNMA I, SF, 9.50%, 01/15/17 -10/15/21.........................................       3,502,468
     840,000    i GNMA II, 9.50%, 04/20/25......................................................         887,513
      44,888      GNMA, GPM, 9.75%, 08/15/16....................................................          48,163
   5,898,876      GNMA I, SF, 10.00%, 10/15/11 - 08/15/21.......................................       6,485,077
     804,925      GNMA II, 10.00%, 10/20/16 - 11/20/20..........................................         868,313
     150,373      GNMA, GPM, 10.25%, 02/15/16 - 09/15/20........................................         163,860
     948,988      GNMA I, SF, 10.50%, 02/15/16 - 07/15/19.......................................       1,054,563
   1,698,143      GNMA II, 10.50%, 07/20/17 - 02/20/19..........................................       1,849,914
     233,868      GNMA I, SF, 11.00%, 10/15/13 - 09/15/14.......................................         264,271
   1,239,574      GNMA II, 11.00%, 07/20/17 - 05/20/19..........................................       1,372,053
     150,393      GNMA I, SF, 11.50%, 08/15/16 - 12/15/17.......................................         171,824
     454,403      GNMA II, 11.50%, 08/20/16 - 03/20/19..........................................         508,221
     169,756      GNMA I, SF, 12.00%, 06/15/15..................................................         195,910
                                                                                                     ------------
                  Total Long Term Investments (Cost $388,653,319)...............................     392,420,171
                                                                                                     ------------
              e,f Receivable from Repurchase Agreement  2.8%
  10,768,625      Joint Repurchase Agreement, 5.745%, 01/02/96 (Maturity Value $11,209,931)
                   (Cost $11,208,143)
                    Bear Stearns & Co., Inc. (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                    Daiwa Securities America, Inc. (Maturity Value $972,125)
                     Collateral: U.S. Treasury Bills, 08/22/96
                                 U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                    Fuji Government Securities (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                    Lehman Brothers, Inc. (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                    SBC Capital Markets, Inc. (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                    UBS Securities, Inc. (Maturity Value $1,706,301)
                     Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00........    $ 11,208,143
                                                                                                     ------------
                               Total Investments (Cost $399,861,462)  100%......................     403,628,314
                               Liabilities in Excess of Other Assets, Net.......................         (63,493)
                                                                                                     ------------
                               Net Assets  100.0%...............................................    $403,564,821
                                                                                                     ============


                   At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $399,885,254 was as follows:
                     Aggregate gross unrealized appreciation for all investments in which there was
                      an excess of value over tax cost..........................................     $ 5,824,238
                     Aggregate gross unrealized depreciation for all investments in which there was
                      an excess of tax cost over value..........................................      (2,081,178)
                                                                                                     ------------
                     Net unrealized appreciation................................................     $ 3,743,060
                                                                                                     ============


PORTFOLIO ABBREVIATIONS:
GPM   - Graduated Payment Mortgage
PL    - Project Loan
SF    - Single Family



eFace amount for repurchase agreement is for the underlying collateral.
fSee Note 1(h) regarding joint repurchase agreement.
iSee Note 1(e) regarding securities purchased on a when-issued or delayed delivery basis.

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN PARTNERS FUNDS

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                Value
   Amount       Franklin Tax-Advantaged High Yield Securities Fund                                    (Note 1)
---------------------------------------------------------------------------------------------------------------
                Corporate Bonds  89.2%
                Automotive  0.7%
$ 1,100,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 .................................     $ 1,182,500
                                                                                                     ------------
                Cable Television  10.2%
  3,500,000     Cablevision System Corp., senior sub. notes, 9.25%, 11/01/05 ...................       3,666,250
  2,000,000     Comcast Corp., senior sub., 9.125%, 10/15/06 ...................................       2,090,000
  1,500,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 ...............................       1,590,000
  1,900,000     Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08 ...............       1,995,000
  1,000,000   d Diamond Cable Communication Co., senior disc. notes, zero coupon to 12/15/00,
                 (original accretion rate 11.75%), 11.75% thereafter, 12/15/05..................         590,000
  1,200,000   g Rogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14 .......         770,245
    800,000     Rogers Communications, Inc., deb., 10.875%, 04/15/04 ...........................         835,000
    200,000 a,c Scott Cable Communications, Inc., S.F., sub. deb., 12.25%, 04/15/01 ............         132,000
  5,000,000   d Telewest PLC, deb., zero coupon to 10/01/00, (original accretion rate 11.00%),
                 11.00% thereafter, 10/01/07....................................................       3,012,500
  1,500,000     Time Warner, Inc., senior notes, 9.125%, 01/15/13 ..............................       1,676,250
                                                                                                     ------------
                                                                                                      16,357,245
                                                                                                     ------------
                Chemicals  4.6%
  1,250,000     Applied Extrusion Technology, senior notes, 11.50%, 04/01/02 ...................       1,348,438
  2,000,000     Arcadian Partners L.P., senior notes, Class B, 10.75%, 05/01/05 ................       2,210,000
  1,500,000     Harris Chemical North America, Inc., senior sub. notes, 10.75%, 10/15/03 .......       1,357,500
  2,225,000     IMC Fertilizer Group, Inc., senior notes, 10.75%, 06/15/03 .....................       2,458,625
                                                                                                     ------------
                                                                                                       7,374,563
                                                                                                     ------------
                Consumer Goods  4.7%
  1,300,000     Herff Jones, Inc., senior sub notes, 11.00%, 08/15/05 ..........................       1,391,000
  2,250,000   b Hines Horticulture, Inc., senior sub notes, 11.75%, 10/15/05 ...................       2,345,625
  2,000,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ..............       1,770,000
  2,000,000     Revlon Consumers Products Corp., senior sub. notes, 10.50%, 02/15/03 ...........       2,060,000
                                                                                                     ------------
                                                                                                       7,566,625
                                                                                                     ------------
                Financial  .5%
    750,000     American Reinsurance Corp., senior sub. notes, 10.875%, 09/15/04 ...............         841,172
                                                                                                     ------------
                Food & Beverages  7.1%
    950,000 a,c Beatrice Foods Inc., senior sub notes, 12.00%, 12/01/01 ........................         289,750
  1,500,000     Coca Cola Bottling Group Southwest, Inc., senior sub. notes, 9.00%, 11/15/03 ...       1,518,750
  1,800,000     Curtice-Burns Foods Inc., senior sub. notes, 12.25%, 02/01/05 ..................       1,845,000
  2,065,000   d Dr. Pepper Bottling Holdings, S.F., senior disc. notes, zero coupon to 02/15/98,
                 (original accretion rate 10.25%), 10.25% thereafter, 02/15/00..................       2,188,900
  1,800,000     PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 .....................       1,849,500
  2,250,000     Specialty Foods Corp., senior notes, 10.25%, 08/15/01 ..........................       2,126,250
  1,500,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 .................       1,507,500
                                                                                                     ------------
                                                                                                      11,325,650
                                                                                                     ------------
                Food Retailing  6.9%
$ 1,400,000     Brunos, Inc., senior sub. notes, 10.50%, 08/01/05 ..............................     $ 1,389,500
  2,000,000     Dominick's Finer Foods, Inc., senior sub. notes, 10.875%, 05/01/05 .............       2,115,000
  2,000,000     Grand Union Co., senior notes, 12.00%, 09/01/04 ................................       1,740,000
  2,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 .....................       1,935,000
  1,000,000     Pathmark Stores, Inc., S.F., sub. notes, 11.625%, 06/15/02 .....................       1,010,000
  1,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 ...............................         891,250
  1,000,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 .............................       1,017,500
  1,000,000     Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ........................         980,000
                                                                                                     ------------
                                                                                                      11,078,250
                                                                                                     ------------
                Forest & Paper Products  6.6%
  1,500,000     Container Corp. of America, guaranteed, senior notes, 11.25%, 05/01/04 .........       1,537,500
  1,000,000     Fort Howard Corp., senior sub. notes, 9.00%, 02/01/06 ..........................         987,500
  1,500,000     Fort Howard Corp., sub. notes, 10.00%, 03/15/03 ................................       1,560,000
  1,500,000     REPAP Wisconsin, Inc., senior notes, 9.875%, 05/01/06 ..........................       1,432,500
    500,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ...........................         552,500
  3,000,000     Rapp International Finance Co., company guarantee, 13.25%, 12/15/05 ............       2,955,000
  1,500,000     Tembec Finance Corp., senior notes, 9.875%, 09/30/05 ...........................       1,481,250
                                                                                                     ------------
                                                                                                      10,506,250
                                                                                                     ------------
                Gaming & Leisure  8.7%
  1,000,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...............................       1,112,500
  2,000,000     Bally's Grand, first mortgage, Series B, 10.375%, 12/15/03 .....................       2,040,000
    500,000 a,c Harrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ............................         142,500
  1,600,000     Grand Casinos, Inc., first mortgage, 10.125%, 12/01/03 .........................       1,680,000
  1,000,000     Players International, Inc., senior notes, 10.875%, 04/15/05 ...................         943,750
  2,500,000     Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 07/15/05 .................       2,575,000
  2,000,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ............................       2,260,000
  4,000,000   d Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original accretion
                 rate 12.25%), 12.25% thereafter, 06/15/05 .....................................       3,140,000
                                                                                                     ------------
                                                                                                      13,893,750
                                                                                                     ------------
                Health Care Services  12.6%
  4,000,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ...............       4,260,000
  1,000,000     Dade International, Inc., senior sub. notes, 13.00%, 02/01/05 ..................       1,120,000
  1,750,000     Integrated Health Services, Inc., senior sub. notes, 9.625%, 05/31/02 ..........       1,778,438
  3,000,000     IVAC Corp., senior notes, 9.25%, 12/01/02 ......................................       3,090,000
  1,000,000     OrNda Healthcorp., S.F., senior sub deb., 12.25%, 05/15/02 .....................       1,100,000
  3,000,000     Regency Health Services, Inc., senior sub. notes, 9.875%, 10/15/02 .............       2,992,500
  1,500,000     Sola Group, Ltd., senior sub. notes, 6.00%, 12/15/03 ...........................       1,436,250
                Health Care Services (cont.)
$   250,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .........................       $ 277,500
  3,000,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .........................       3,150,000
    900,000     Tenet Healthcare Corp., senior sub notes, 10.125%, 03/01/05 ....................       1,001,250
                                                                                                     ------------
                                                                                                      20,205,938
                                                                                                     ------------
                Industrial  4.2%
  3,500,000   d American Standard, Inc., senior sub. deb., zero coupon to 06/01/98, (original
                 accretion rate 10.50%), 10.50% thereafter, 06/01/05............................       3,010,000
  1,250,000     Calmar Inc., senior sub. notes, 11.50%, 08/15/05 ...............................       1,273,438
    750,000     Day International Group , senior sub. notes, 11.125%, 06/01/05 .................         757,500
  1,000,000     Easco Corp., senior notes, Series B, 10.00%, 03/15/01 ..........................       1,000,000
    800,000     Nortek, Inc., senior sub. notes, 9.875%, 03/01/04 ..............................         748,000
                                                                                                     ------------
                                                                                                       6,788,938
                                                                                                     ------------
                Lodging  5.0%
  2,000,000     HMH Properties, Inc., senior notes, 9.50%, 05/15/05 ............................       2,052,500
  3,000,000   b John Q. Hammons Hotels L.P., first mortgage, 9.75%, 10/01/05 ...................       3,022,500
  3,000,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ............................       2,947,500
                                                                                                     ------------
                                                                                                       8,022,500
                                                                                                     ------------
                Media & Broadcasting  6.7%
  1,500,000     Act III Broadcasting, senior sub. notes, 10.25%, 12/15/05 ......................       1,530,000
  1,000,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 .................       1,010,000
  2,700,000     Granite Broadcasting Corp., senior sub. notes, 10.375%, 05/15/05 ...............       2,794,500
  1,500,000     K-III Communications Corp., S.F., senior notes, 10.25%, 06/01/04 ...............       1,612,500
    500,000     News America Holdings, Inc., senior notes, 9.125%, 10/15/99 ....................         551,274
  2,000,000     SCI Television, Inc., senior notes, 11.00%, 06/30/05 ...........................       2,110,000
  1,100,000     Sinclair Broadcast Group, Inc., senior sub. notes, 10.00%, 09/30/05 ............       1,119,250
                                                                                                     ------------
                                                                                                      10,727,524
                                                                                                     ------------
                Metals & Mining  0.9%
  1,500,000     Algoma Steel, Inc., first mortgage, 12.375%, 07/15/05 ..........................       1,361,250
                                                                                                     ------------
                Restaurants  0.7%
  1,500,000     Flagstar Corp., S.F., senior sub. deb., 11.25%, 11/01/04 .......................       1,072,500
                                                                                                     ------------
                Retail  1.0%
  1,500,000     Eckerd Jack Corp., senior sub. notes, 9.25%, 02/15/04 ..........................       1,595,625
                                                                                                     ------------
                Technology & Information Services  2.6%
  2,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ..................       2,152,500
  1,500,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 ...............................       1,545,000
    400,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .........................         426,000
                                                                                                     ------------
                                                                                                       4,123,500
                                                                                                     ------------
                Textiles & Apparel  0.9%
$ 1,030,000 a,c Forstmann Textile & Co., Inc., S.F.., senior sub. notes, 14.75%, 04/15/99 ......       $ 437,750
  1,000,000     Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ....................         992,500
                                                                                                     ------------
                                                                                                       1,430,250
                                                                                                     ------------
                Transportation  2.4%
  1,500,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .........................       1,608,750
  2,000,000     Southern Pacific Transportation Co., senior notes, 9.375%, 08/15/05 ............       2,185,000
                                                                                                     ------------
                                                                                                       3,793,750
                                                                                                     ------------
                Utilities  0.7%
  1,000,000     Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 07/23/06 ..       1,105,236
                                                                                                     ------------
                Wireless Communication  1.5%
  2,500,000   d Dial Call Communications, units, senior disc. notes, zero coupon to 04/15/99,
                 (original accretion rate 12.25%), 12.25% thereafter, 04/15/04..................       1,437,500
  1,000,000     Roger Cantel Mobile Communications, Inc., senior sub. notes, 10.75%, 11/01/01...       1,058,750
                                                                                                     ------------
                                                                                                       2,496,250
                                                                                                     ------------
                       Total Corporate Bonds (Cost $141,234,231)................................     142,849,266
                                                                                                     ------------
   Shares/
  Warrants
                Common Stocks  0.9%
     50,817   a Kash N' Karry Food Stores, Inc. (Cost $1,462,392)...............................       1,333,943
                                                                                                     ------------
                Warrants  0.0%
      2,500   a Dial Page, Inc. ................................................................              25
        300   a Foodmaker, Inc. ................................................................           4,451
                                                                                                     ------------
                    Total Warrants (Cost $1,828)                                                           4,476
                                                                                                     ------------
                    Total Long Term Investments (Cost $142,698,451).............................     144,187,685

                                                                                                     ------------
    Face
   Amount
  --------
            e,f Receivable from Repurchase Agreement  5.2%
$ 8,038,124     Joint Repurchase Agreement, 5.745%, 01/02/96 (Maturity Value $8,368,454)
                 (Cost $8,367,118)
                 Bear Sterns & Co., Inc. (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.875%, 02/29/96 - 08/31/00
                 Daiwa Securities America, Inc. (Maturity Value $725,714)
                  Collateral: U.S. Treasury Bills, 8/22/96
                              U.S. Treasury Notes, 5.125% - 6.25%, 08/31/96 - 06/30/98
                 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.75%, 03/31/97 - 11/30/99
                 Fuji Government Securities (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 7.50%, 12/31/96 - 10/31/99
                 Lehman Brothers, Inc. (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 5.75% - 8.75%, 09/30/97 - 09/30/00
                 SBC Capital Markets, Inc. (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 7.50%, 10/31/99
                 UBS Securities, Inc. (Maturity Value $1,273,790)
                  Collateral: U.S. Treasury Notes, 6.75% - 7.75%, 04/30/97 - 01/31/00 ..........     $ 8,367,118
                                                                                                     ------------
                            Total Investments (Cost $151,065,569)  95.3%........................     152,554,803
                            Other Assets and Liabilities, Net  4.7%.............................       7,525,261
                                                                                                     ------------
                            Net Assets  100.0%..................................................    $160,080,064
                                                                                                     ============


                At December 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $151,065,569 was as follows:
                  Aggregate gross unrealized appreciation for all investments for which there was
                   an excess of value over tax cost.............................................     $ 5,125,547
                  Aggregate gross unrealized depreciation for all investments for which there was
                   an excess of tax cost over value.............................................      (3,636,313)
                                                                                                     ------------
                  Net unrealized appreciation...................................................     $ 1,489,234
                                                                                                     ============


PORTFOLIO ABBREVIATION:
S.F. - Sinking Fund



aNon-Income producing.
bSee Note 5 regarding Rule 144A securities.
cSee Note 6 regarding defaulted securities.
dZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
eFace amount for repurchase agreement is for the underlying collateral.
fSee Note 1(h) regarding joint repurchase agreement.
gFace amount is stated in foreign currency and value is stated in U.S. dollars.

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN PARTNERS FUNDS

Financial Statements

Statements of Assets and Liabilities
December 31, 1995

                                                                    Franklin          Franklin          Franklin
                                                                 Tax-Advantaged    Tax-Advantaged    Tax-Advantaged
                                                                  International    U.S. Government     High Yield
                                                                    Bond Fund      Securities Fund   Securities Fund
                                                                   -----------       -----------       ----------
Assets:
 Investments in securities:
  At identified cost...........................................     $25,341,754     $388,653,319     $142,698,451
                                                                    ===========      ===========      ===========
  At value.....................................................      26,376,284      392,420,171      144,187,685
 Receivable from repurchase agreement, at value and cost.......       1,046,391       11,208,143        8,367,118
 Cash..........................................................              --               --        4,829,321
 Foreign currencies (Cost $497,978)............................         496,646               --               --
 Receivables:
  Interest.....................................................       1,004,441        2,228,895        2,824,244
  From affiliates..............................................          21,521               --               --
                                                                    -----------      -----------      -----------
       Total assets............................................      28,945,283      405,857,209      160,208,368
                                                                    -----------      -----------      -----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery............................................         496,645               --               --
   When-issued or delayed delivery (Note 1)....................              --          889,461               --
  Distributions to partners....................................              --          521,017           10,692
  Management fees..............................................          10,234          171,866           76,768
  Distribution fees............................................           4,120           53,996           27,810
  Partners' servicing costs....................................             968            6,552            2,160
 Bank overdraft................................................          78,677          610,804               --
 Accrued expenses and other payables...........................           2,231           38,692           10,874
                                                                    -----------      -----------      -----------
       Total liabilities.......................................         592,875        2,292,388          128,304
                                                                    -----------      -----------      -----------
 Net assets, at value..........................................     $28,352,408     $403,564,821     $160,080,064
                                                                    ===========      ===========      ===========
 Net assets consist of:
  Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currencies.      $1,044,595       $3,766,852       $1,488,940
  Undistributed net realized gain (loss) from investments
   and foreign currency transactions...........................         648,919      (10,858,732)      (3,133,305)
  Partners' capital............................................      26,658,894      410,656,701      161,724,429
                                                                    -----------      -----------      -----------
 Net assets, at value..........................................     $28,352,408     $403,564,821     $160,080,064
                                                                    ===========      ===========      ===========
  Shares outstanding...........................................       2,370,404       37,384,174       18,377,717
                                                                    ===========      ===========      ===========
  Net asset value per share*...................................          $11.96           $10.80            $8.71
                                                                    ===========      ===========      ===========
  Maximum offering price per share (100/95.75 of net asset
   value per share)............................................          $12.49           $11.28            $9.10
                                                                    ===========      ===========      ===========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN PARTNERS FUNDS

Financial Statements (cont.)

Statements of Operations
for the year ended December 31, 1995

                                                                    Franklin          Franklin          Franklin
                                                                 Tax-Advantaged    Tax-Advantaged    Tax-Advantaged
                                                                  International    U.S. Government     High Yield
                                                                    Bond Fund      Securities Fund   Securities Fund
                                                                   -----------       -----------       ----------
Investment income:
 Interest (Note 1)............................................      $1,987,190       $32,078,189       $10,603,694
                                                                   -----------       -----------       -----------
Expenses:
 Management fees (Note 4).....................................         151,345         2,173,657           678,079
 Distribution fees (Note 4)...................................          21,777           310,266           114,863
 Partners' servicing costs (Note 4)...........................          11,515            83,534            23,540
 Custodian fees...............................................          22,317            38,409             9,595
 Registration fees............................................          12,932            14,199            19,906
 Professional fees............................................           9,439            33,208            23,578
 Reports to partners..........................................           5,782            45,805            12,486
 Managing partners' fees and expenses.........................              --             6,135             6,031
 Other........................................................           4,446            46,357             7,437
 Expenses waived by manager (Note 4)..........................        (141,111)               --                --
                                                                   -----------       -----------       -----------
      Total expenses..........................................          98,442         2,751,570           895,515
                                                                   -----------       -----------       -----------
        Net investment income.................................       1,888,748        29,326,619         9,708,179
                                                                   -----------       -----------       -----------
Realized and unrealized gain (loss) from investments
 and foreign currency:
  Net realized gain (loss) from:
   Investments................................................          40,172        (2,853,964)          589,474
   Foreign currency transactions..............................          45,401                --              (765)
  Net unrealized appreciation on:
   Investments................................................       2,485,612        46,981,743         7,378,235
   Translation of assets and liabilities denominated
    in foreign currencies.....................................           3,561                --               666
                                                                   -----------       -----------       -----------
Net realized and unrealized gain from investments and
 foreign currency transactions................................       2,574,746        44,127,779         7,967,610
                                                                   -----------       -----------       -----------
Net increase in net assets resulting from operations..........      $4,463,494       $73,454,398       $17,675,789
                                                                   ===========       ===========       ===========


                             The accompanying notes are an integral part of these financial statements.


FRANKLIN PARTNERS FUNDS

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended December 31, 1995 and 1994


                               Franklin Tax-Advantaged       Franklin Tax-Advantaged         Franklin Tax-Advantaged
                               International Bond Fund    U.S. Government Securities Fund   High Yield Securities Fund
                               -----------------------        -----------------------        -----------------------
                                1995            1994          1995             1994            1995           1994
                              ---------      ---------      ---------       ---------        ---------     ---------
Increase (decrease) in
 net assets:
  Operations:
 Net investment income....    $ 1,888,748    $ 1,719,247    $ 29,326,619    $ 36,487,364     $ 9,708,179   $ 7,159,755
 Net realized gain (loss)
  from investments and
  foreign currency
  transactions............         85,573        (79,743)     (2,853,964)     (6,576,310)        588,709       410,528
 Net unrealized appre-
  ciation (depreciation)
  on investments and
  translation of assets
  and liabilities denomi-
  nated in foreign
  currencies..............      2,489,173     (1,184,700)     46,981,743     (54,248,227)      7,378,901    (9,329,425)
                                ---------      ---------      ----------      ----------      ----------     ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations......      4,463,494        454,804      73,454,398     (24,337,173)     17,675,789    (1,759,142)
Distributions to partners
 from undistributed net
 investment income........     (1,970,655)    (1,626,579)    (29,326,619)    (36,487,364)     (9,853,364)   (7,005,950)
Increase (decrease)
 in net assets from
 partnership's capital
 shares transactions
 (Note 2).................      3,134,327      4,291,465     (96,984,064)    (56,761,159)     71,106,906    20,370,511
                                ---------      ---------      ----------      ----------      ----------     ---------
     Net increase
      (decrease) in
      net assets..........      5,627,166      3,119,690     (52,856,285)   (117,585,696)     78,929,331    11,605,419
Net assets:
 Beginning of year........     22,725,242     19,605,552     456,421,106     574,006,802      81,150,733    69,545,314
                                ---------      ---------      ----------      ----------      ----------     ---------
 End of year..............    $28,352,408    $22,725,242    $403,564,821    $456,421,106    $160,080,064   $81,150,733
                                =========      =========      ==========      ==========      ==========     =========
Undistributed net invest-
 ment income included
 in net assets:
   Beginning of year......            $--      $ 52,452             $--              $--       $ 145,950           $--
                                =========     =========      ==========       ==========      ==========     =========
   End of year............            $--           $--             $--              $--             $--     $ 145,950
                                ---------     ---------      ----------       ----------      ----------     ---------
                                ---------     ---------      ----------       ----------      ----------     ---------

                             The accompanying notes are an integral part of these financial statements.



FRANKLIN PARTNERS FUNDS

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Partners Funds (the "Funds") consist of three separate and distinct Funds (each organized as a California Limited Partnership): Franklin Tax-Advantaged International Bond Fund (the "International Bond Fund"), Franklin Tax-Advantaged U.S. Government Securities Fund (the "Government Fund"), and Franklin Tax-Advantaged High Yield Securities Fund (the "High Yield Fund"). Each Fund is an open-end diversified management investment company (mutual fund). Each fund issues one class of shares in the form of partnership interests, and purchasers of shares of any of the Funds become limited partners of such Fund. Each Fund maintains a separate investment portfolio.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Funds may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Managing General Partners. Securities for which market quotations are not available are valued in accordance with procedures established by the Managing General Partners.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Managing General Partners.

The fair values of securities restricted as to resale are determined following procedures established by the Managing General Partners.

b. Income Taxes:

No provision for income taxes has been made as all income and expenses are allocated to the partners for inclusion in their individual income tax returns.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. A proportionate share of each Fund's net investment income is allocated to the partners daily and distributed monthly. Daily allocations of net investment income will commence on the first business day after receipt of a partner's investment, or settlement of a partner's wire order trade.

Net capital gains (or losses) realized by the Funds on transactions in their respective portfolio securities will be allocated proportionately to each partner and will not be distributed. Thus, they will be reflected in the value of a partner's shares.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions (cont.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of realized foreign currency transactions.

e. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

f. Expense Allocation:

Common expenses incurred by the Funds are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1995, all outstanding repurchase agreements held by the Funds had been entered into on December 29, 1995.

2. SHARES OF PARTNERSHIP INTEREST

Transactions in each of the Fund's shares for the years ended December 31, 1995 and 1994 were as follows:

                                     Franklin Tax-Advantaged        Franklin Tax-Advantaged           Franklin Tax-Advantaged
                                     International Bond Fund     U.S. Government Securities Fund     High Yield Securities Fund
                                     -----------------------         -----------------------          -----------------------
                                     Shares           Amount         Shares           Amount          Shares           Amount
                                     ------           ------         ------           ------          ------           ------
1995
 Shares sold......................   557,692       $6,480,608       3,205,874    $ 33,350,176      10,027,425      $86,570,022
 Shares issued in reinvestment
  of distributions................   138,785        1,586,635       1,594,639      16,617,604         729,778        6,243,333
 Shares redeemed..................  (410,941)      (4,676,761)    (13,329,334)   (138,191,463)     (3,054,821)     (26,213,781)
 Changes from exercise of
  exchange privilege:
   Shares sold....................    57,269          663,732         155,431       1,628,707         618,054        5,327,591
   Shares redeemed................   (80,634)        (919,887)     (1,002,222)    (10,389,088)        (96,688)        (820,259)
                                     -------        ---------       ---------     -----------        --------       ----------
 Net increase (decrease) .........   262,171       $3,134,327      (9,375,612)  $ (96,984,064)      8,223,748      $71,106,906
                                     =======        =========       =========     ===========        ========       ==========
1994
 Shares sold......................   681,584       $7,568,224       9,376,014    $ 97,542,462       3,788,180      $31,774,475
 Shares issued in reinvestment
  of distributions................   116,915        1,275,908       2,227,965      22,612,334         550,742        4,553,397
 Shares redeemed..................  (508,697)      (5,542,452)    (16,916,846)   (171,346,081)     (2,120,443)     (17,531,363)
 Changes from exercise of
  exchange privilege:
   Shares sold....................   140,119        1,545,467         543,055       5,719,211         511,117        4,375,839
   Shares redeemed................   (50,657)        (555,682)     (1,097,168)    (11,289,085)       (331,962)      (2,801,837)
                                     -------        ---------       ---------     -----------        --------       ----------
 Net increase (decrease) .........   379,264       $4,291,465      (5,866,980)  $ (56,761,159)      2,397,634      $20,370,511
                                     =======        =========       =========     ===========        ========       ==========

3. PURCHASES AND SALES OF SECURITIES

Aggregate  purchases and sales of securities  (excluding  purchases and sales of short-term  securities) for the year ended
December 31, 1995, were as follows:

                                    Franklin Tax-Advantaged        Franklin Tax-Advantaged           Franklin Tax-Advantaged
                                    International Bond Fund     U.S. Government Securities Fund     High Yield Securities Fund
                                    -----------------------        -----------------------           -----------------------
Purchases..........................        $3,958,764                   $14,352,544                    $76,801,839
                                         ===============           ====================              =================
Sales..............................        $1,113,024                   $91,497,002                    $18,693,782
                                         ===============           ====================              =================

For tax purposes,  the aggregate cost of securities is lower (and unrealized  appreciation  is higher) than for financial  reporting purposes for the year ended December 31, 1995 by $23,792 in the Government Fund.


4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly on the net assets of each Fund at the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to $250 million, and 45/100 of 1% of net assets in excess of $250 million. Under a subadvisory agreement effective June 28, 1994, Templeton Investment Counsel, Inc. (TICI or the Subadvisor), an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (Resources), provides services to the International Bond Fund and receives from Advisers a monthly fee computed at an annual rate of .026 of 1% of the value of the International Bond Fund's net assets up to and including $100 million, .021 of 1% of net assets in excess of $100 million up to and including $250 million, and .019 of 1% of net assets in excess of $250 million. The terms of the management agreement provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the year ended December 31, 1995, Advisers agreed in advance to waive $141,111 of its management fees for the International Bond Fund.

Pursuant to a partners' service agreement with Franklin/Templeton Investor Services, Inc., (Investor Services), the Funds pay costs on a per partner account basis. Such costs incurred for the year ended December 31, 1995, aggregated $11,515, $83,534 and $23,540 for the International Bond Fund, the Government Fund, and the High Yield Fund, respectively.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Funds reimburse Franklin Templeton/Distributors, Inc. (Distributors), in an amount up to a maximum of 0.15% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. The plan does not permit nor require payments of excess costs after plan termination. Fees incurred by the International Bond Fund, Government Fund and High Yield Fund under the agreements aggregated $446,906 for the year ended December 31, 1995.

In its capacity as underwriter for the shares of the Funds, Distributors received commissions on sales of such shares of the International Bond Fund, the Government Fund and the High Yield Fund for the year ended December 31, 1995, totaling $102,938, $632,871 and $550,638, respectively, of which $97,175,
$592,119 and $528,351 respectively, were subsequently paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the Funds' shares, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales.

Certain  officers and Managing  General  Partners of the Funds are also officers
and/or  directors  of  Distributors,   Advisers  and  Investor   Services,   all
wholly-owned subsidiaries of Franklin Resources.


5. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Funds value these securities as disclosed in Note 1. At December 31, 1995, the High Yield Fund held 144A securities with a value aggregating $5,368,125, representing 3.3% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information of such securities.


6. CREDIT RISK AND DEFAULTED SECURITIES

Although the High Yield Fund has a diversified portfolio, 99.4% of its Portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1995, the Fund held 4 defaulted securities with a value aggregating $1,002,000, representing 0.63% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

Although each of the Funds has a diversified investment portfolio, there are certain credit risks and foreign currency exchange risks due to the manner in which the Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, sectors or countries as follows:

     The International Bond Fund has investments in excess of 10% of its total net assets in Australian, Canadian, Danish, German and British securities.

     The High Yield Fund has investments in excess of 10% in the Cable Television and Health Care Services Industries.


7. OTHER CONSIDERATIONS

Advisers, as the High Yield Fund's Manager, may serve as a member of various bondholders' committees, representing bondholders' interest in certain corporate restructuring negotiations. Currently, Advisers serves on the bondholders' committees for Beatrice Foods, Scott Cable and Forstman Textile. As a result of this involvement in these committees, Advisers may be in possession of certain material non-public information. The Advisers has not, nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities laws.


8. FINANCIAL HIGHLIGHTS

Selected data for each share outstanding throughout the period by Fund are as follows:

                  Per Share Operating Performance                                  Ratios/Supplemental Data
               -------------------------------------                            ------------------------------
                                                                                                               Ratio of Net
         Net Asset             Net Realized              Dividends   Net Asset          Net Assets  Ratio of    Investment
Period    Value at    Net      & Unrealized   Total From   From Net    Value              at End    Expenses      Income   Portfolio
 Ended   Beginning Investment   Gain (Loss)   Investment  Investment  at End    Total   of Period  to Average   to Average  Turnover
Dec. 31  of Period   Income    on Securities  Operations    Income   of Period  Return+ (in 000's) Net Assets*  Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Tax-Advantaged International Bond Fund
1991      $11.95     $1.018       $ .112       $ 1.130     $(1.030)    $12.05    9.86%   $ 5,060        --%        9.05%     60.77%
1992       12.05      1.012       (1.110)        (.098)     (1.102)     10.85   (1.43)    12,662       .13         9.71      15.26
1993       10.85       .808         .505         1.313       (.823)     11.34   12.13     19,606       .25         7.31       6.80
1994       11.34       .794        (.560)         .234       (.794)     10.78    2.06     22,725       .29         7.69       6.46
1995       10.78       .938        1.180         2.118       (.938)     11.96   20.41     28,352       .41         7.85       4.90
Franklin Tax-Advantaged U.S. Government Securities Fund
1991       10.23       .865         .570         1.435       (.865)     10.80   14.31    127,637       .80         8.13      12.42
1992       10.80       .785        (.050)         .735       (.785)     10.75    6.80    312,645       .67         7.22      15.26
1993       10.75       .733         .160          .893       (.733)     10.91    8.19    574,007       .59         6.63      14.63
1994       10.91       .704       (1.150)        (.446)      (.704)      9.76   (4.26)   456,421       .61         6.92      10.20
1995        9.76       .706        1.040         1.746       (.706)     10.80   18.38    403,565       .64         6.82       3.50
Franklin Tax-Advantaged High Yield Securities Fund
1991        6.09       .982        1.890         2.872       (.982)      7.98   49.19     57,469       .87        12.96      38.35
1992        7.98       .922         .420         1.342       (.922)      8.40   16.96     39,131       .76        11.00      29.79
1993        8.40       .815         .570         1.385       (.815)      8.97   16.72     69,545       .76         9.17      32.27
1994        8.97       .770        (.990)        (.220)      (.760)      7.99   (2.58)    81,151       .81         9.36      18.39
1995        7.99       .770         .734         1.504       (.784)      8.71   19.46    160,080       .82         8.87      18.47

+Total return measures the change in value of an investment over the periods  indicated.  It is not annualized.  It does not include the maximum  front-end sales charge or any applicable  deferred  contingent  sales charge and assumes  reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.
*During the periods indicated,  Advisers agreed in advance to waive its management fees and made payments of other expenses incurred by the International  Bond Fund. Had such action not been taken, the ratio of operating expenses to average net assets for the years ended December 31, 1991, 1992, 1993, 1994 and 1995, respectively, would have been .89%, .92%, .97%, 1.06% and 1.00%.



FRANKLIN PARTNERS FUNDS

Report of Independent Auditors


To the Limited Partners and Managing General Partners of

Franklin Tax-Advantaged International Bond Fund (A California Limited Partnership),
Franklin Tax-Advantaged U.S. Government Securities Fund (A California Limited Partnership), and
Franklin Tax-Advantaged High Yield Securities Fund (A California Limited Partnership):

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Partners Funds, including each Fund's statements of investments in securities and net assets, as of December 31, 1995, and each related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the three funds comprising the Franklin Partners Funds as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

San Francisco, California
January 31, 1996




Franklin Partners Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie chart format the Franklin Tax- davantaged International Bond Fund's geographic distribution based on total net assets.

Geographic Distribution on 12/31/95
Europe                                             61.3%
Australia/New Zealand                              19.7%
North America                                      10.0%
Asia                                                1.4%
Short-Term Obligations & Other Net Assets           7.6%


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Tax-Advantaged International Bond Fund to that of the Salomon Brothers Non-U.S. World Government Bond Index, based on a $10,000 investment from 6/9/90 to 12/31/95.

Period Ending         T-Ad Int'l Bond Fund  Sal Bros
6/9/90                         $9,575                       $10,000
6/30/90                        $9,727                       $10,153
7/31/90                        $10,293                      $10,652.528
8/31/90                        $10,465                      $10,641.875
9/30/90                        $10,525                      $10,767.449
10/31/90                       $10,912                      $11,539.475
11/30/90                       $11,048                      $11,680.257
12/31/90                       $11,085                      $11,732.818
1/31/91                        $11,309                      $12,185.705
2/28/91                        $11,246                      $12,149.148
3/31/91                        $10,494                      $11,234.317
4/30/91                        $10,574                      $11,446.645
5/31/91                        $10,545                      $11,379.11
6/30/91                        $10,294                      $11,151.528
7/31/91                        $10,677                      $11,489.419
8/31/91                        $10,860                      $11,680.144
9/30/91                        $11,431                      $12,342.408
10/31/91                       $11,498                      $12,501.625
11/30/91                       $11,724                      $12,760.409
12/31/91                       $12,221                      $13,635.773
1/31/92                        $11,930                      $13,369.875
2/29/92                        $11,913                      $13,172.001
3/31/92                        $11,901                      $12,977.055
4/30/92                        $12,004                      $13,069.192
5/31/92                        $12,355                      $13,642.93
6/30/92                        $12,753                      $14,195.469
7/31/92                        $12,988                      $14,504.93
8/31/92                        $13,187                      $15,146.048
9/30/92                        $12,954                      $15,242.982
10/31/92                       $12,447                      $14,692.711
11/30/92                       $12,032                      $14,315.108
12/31/92                       $12,092                      $14,285.046
1/31/93                        $12,212                      $14,480.751
2/28/93                        $12,293                      $14,768.918
3/31/93                        $12,652                      $15,135.188
4/30/93                        $12,927                      $15,589.243
5/31/93                        $13,101                      $15,872.967
6/30/93                        $12,868                      $15,576.143
7/31/93                        $12,820                      $15,587.046
8/31/93                        $13,175                      $16,141.945
9/30/93                        $13,286                      $16,414.744
10/31/93                       $13,444                      $16,339.236
11/30/93                       $13,231                      $16,264.076
12/31/93                       $13,599                      $16,444.607
1/31/94                        $13,940                      $16,515.319
2/28/94                        $13,695                      $16,561.562
3/31/94                        $13,544                      $16,763.613
4/30/94                        $13,527                      $16,872.576
5/31/94                        $13,461                      $16,644.796
6/30/94                        $13,387                      $17,047.6
7/31/94                        $13,467                      $17,091.924
8/31/94                        $13,477                      $16,992.791
9/30/94                        $13,584                      $17,329.248
10/31/94                       $13,937                      $17,776.343
11/30/94                       $13,817                      $17,419.038
12/31/94                       $13,898                      $17,427.748
1/31/95                        $13,989                      $17,807.673
2/28/95                        $14,290                      $18,311.63
3/31/95                        $14,630                      $19,943.196
4/30/95                        $14,943                      $20,369.981
5/31/95                        $15,341                      $20,814.046
6/30/95                        $15,377                      $20,918.116
7/31/95                        $15,730                      $21,028.982
8/31/95                        $15,565                      $19,826.125
9/30/95                        $16,030                      $20,410.995
10/31/95                       $16,417                      $20,476.311
11/30/95                       $16,473                      $20,654.454
12/31/95                       $16,734                      $20,834


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Tax-Advantaged US Government Securities Fund to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/4/87 to 12/31/95.

Period Ending  T-Ad US Govt Sec Fund           Leh Bros          CPI
5/4/87                  $9,579                 $10,000           $10,000
5/31/87                 $9,714                 $9,980.83871      $10,030.48
6/30/87                 $9,879                 $10,098.61261     $10,065.59
7/31/87                 $9,977                 $10,120.82955     $10,091.76
8/31/87                 $9,969                 $10,094.5154      $10,145.25
9/30/87                 $9,748                 $9,968.333955     $10,198
10/31/87                $9,971                 $10,265.39031     $10,224.52
11/30/87                $10,154                $10,326.98265     $10,233.72
12/31/87                $10,239                $10,427.15438     $10,233.72
1/31/88                 $10,565                $10,685.74781     $10,260.33
2/29/88                 $10,648                $10,799.01674     $10,287
3/31/88                 $10,641                $10,753.66087     $10,331.24
4/30/88                 $10,645                $10,735.37964     $10,384.96
5/31/88                 $10,617                $10,683.84982     $10,420.27
6/30/88                 $10,842                $10,857.99657     $10,465.08
7/31/88                 $10,824                $10,825.42258     $10,509.03
8/31/88                 $10,824                $10,839.49563     $10,553.17
9/30/88                 $11,052                $11,027.01891     $10,623.87
10/31/88                $11,251                $11,179.19177     $10,658.93
11/30/88                $11,134                $11,083.05072     $10,667.46
12/31/88                $11,080                $11,094.13377     $10,685.59
1/31/89                 $11,226                $11,205.07511     $10,739.02
2/28/89                 $11,182                $11,155.77278     $10,783.05
3/31/89                 $11,183                $11,208.20491     $10,845.59
4/30/89                 $11,380                $11,434.61065     $10,916.09
5/31/89                 $11,671                $11,655.29863     $10,978.31
6/30/89                 $11,965                $11,952.50875     $11,004.66
7/31/89                 $12,118                $12,195.14467     $11,031.07
8/31/89                 $12,024                $12,030.51022     $11,048.72
9/30/89                 $12,083                $12,088.25667     $11,084.08
10/31/89                $12,324                $12,342.11006     $11,137.28
11/30/89                $12,456                $12,464.29695     $11,164.01
12/31/89                $12,540                $12,500.44341     $11,181.87
1/31/90                 $12,467                $12,422.94066     $11,297.05
2/28/90                 $12,562                $12,468.90554     $11,350.14
3/31/90                 $12,594                $12,483.86823     $11,412.57
4/30/90                 $12,520                $12,442.67146     $11,430.83
5/31/90                 $12,848                $12,708.94463     $11,457.12
6/30/90                 $12,980                $12,876.7027      $11,518.99
7/31/90                 $13,186                $13,056.97654     $11,562.76
8/31/90                 $13,144                $13,009.97143     $11,669.14
9/30/90                 $13,224                $13,125.76017     $11,767.16
10/31/90                $13,370                $13,308.20824     $11,837.76
11/30/90                $13,629                $13,509.16218     $11,863.8
12/31/90                $13,822                $13,695.58862     $11,863.8
1/31/91                 $14,018                $13,836.65318     $11,934.99
2/28/91                 $14,092                $13,921.05677     $11,952.89
3/31/91                 $14,184                $13,997.62258     $11,970.82
4/30/91                 $14,323                $14,141.79809     $11,988.77
5/31/91                 $14,434                $14,220.99216     $12,024.74
6/30/91                 $14,464                $14,232.36895     $12,059.61
7/31/91                 $14,700                $14,386.07854     $12,077.7
8/31/91                 $14,925                $14,659.41403     $12,112.73
9/30/91                 $15,174                $14,908.62407     $12,166.02
10/31/91                $15,376                $15,078.58238     $12,184.27
11/30/91                $15,443                $15,255.0018      $12,219.61
12/31/91                $15,852                $15,625.69834     $12,228.16
1/31/92                 $15,611                $15,475.69164     $12,246.5
2/29/92                 $15,767                $15,523.66628     $12,290.59
3/31/92                 $15,678                $15,461.57162     $12,353.27
4/30/92                 $15,808                $15,600.72576     $12,370.57
5/31/92                 $16,082                $15,833.17658     $12,387.89
6/30/92                 $16,309                $16,061.17432     $12,432.48
7/31/92                 $16,529                $16,369.54887     $12,458.59
8/31/92                 $16,735                $16,536.51826     $12,493.47
9/30/92                 $16,882                $16,764.72222     $12,528.46
10/31/92                $16,651                $16,563.54555     $12,572.31
11/30/92                $16,707                $16,495.63501     $12,589.91
12/31/92                $16,980                $16,708.4287      $12,581.09
1/31/93                 $17,310                $17,019.20548     $12,642.74
2/28/93                 $17,523                $17,269.3878      $12,686.99
3/31/93                 $17,599                $17,333.28453     $12,731.4
4/30/93                 $17,666                $17,468.48415     $12,767.04
5/31/93                 $17,771                $17,421.31925     $12,784.92
6/30/93                 $18,043                $17,673.92837     $12,802.82
7/31/93                 $18,172                $17,709.27623     $12,802.82
8/31/93                 $18,339                $17,973.14445     $12,838.66
9/30/93                 $18,307                $18,046.83434     $12,865.63
10/31/93                $18,416                $18,090.14674     $12,918.37
11/30/93                $18,221                $18,001.50502     $12,927.42
12/31/93                $18,420                $18,075.31119     $12,927.42
1/31/94                 $18,619                $18,254.25677     $12,962.32
2/28/94                 $18,363                $18,004.17346     $13,006.39
3/31/94                 $17,695                $17,741.31252     $13,050.61
4/30/94                 $17,535                $17,625.99399     $13,068.89
5/31/94                 $17,588                $17,638.33219     $13,078.03
6/30/94                 $17,482                $17,641.85985     $13,122.5
7/31/94                 $17,874                $17,872.96822     $13,157.93
8/31/94                 $17,896                $17,924.79983     $13,210.56
9/30/94                 $17,541                $17,776.02399     $13,246.23
10/31/94                $17,451                $17,779.57919     $13,255.5
11/30/94                $17,432                $17,701.34904     $13,272.73
12/31/94                $17,660                $17,759.7635      $13,272.73
1/31/95                 $18,078                $18,049.24764     $13,325.83
2/28/95                 $18,569                $18,397.59812     $13,379.13
3/31/95                 $18,640                $18,498.78491     $13,423.28
4/30/95                 $18,908                $18,713.37082     $13,467.58
5/31/95                 $19,673                $19,241.08787     $13,494.51
6/30/95                 $19,783                $19,364.23083     $13,521.5
7/31/95                 $19,744                $19,373.91295     $13,521.5
8/31/95                 $19,986                $19,532.77904     $13,556.66
9/30/95                 $20,169                $19,663.64866     $13,583.77
10/31/95                $20,398                $19,879.94879     $13,628.6
11/30/95                $20,646                $20,122.48417     $13,619.73
12/31/95                $20,907                $20,322           $13,637

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Tax-Advantaged High Yield Securities Fund to that of the CS First Boston High Yield Index and the Salomon Brothers Combined Corporate Index, based on a $10,000 investment from 5/4/87 to 12/31/95.

Period Ending      T-Ad Hi Yield            CS First Bost         Sal Bros
5/4/87                  $9,579              $10,000               $10,000
5/31/87                 $9,579              $9,968.8              $9,968.8
6/30/87                 $9,512              $10,165.18536         $10,106.3694
7/31/87                 $9,515              $10,267.85373         $10,066.9546
8/31/87                 $9,553              $10,373.61263         $10,045.814
9/30/87                 $9,157              $10,119.45912         $9,743.43499
10/31/87                $8,810              $9,731.883832         $10,012.3538
11/30/87                $9,216              $10,108.50774         $10,140.5119
12/31/87                $9,350              $10,356.16618         $10,314.9287
1/31/88                 $9,686              $10,710.34706         $10,742.9983
2/29/88                 $9,948              $11,020.94712         $10,910.589
3/31/88                 $9,857              $10,946.00468         $10,794.9368
4/30/88                 $9,946              $11,023.72132         $10,729.0877
5/31/88                 $9,940              $11,078.83992         $10,710.8482
6/30/88                 $10,098             $11,313.71133         $11,001.1122
7/31/88                 $10,203             $11,442.68764         $10,957.1078
8/31/88                 $10,208             $11,409.50384         $10,998.7448
9/30/88                 $10,299             $11,513.33033         $11,261.6148
10/31/88                $10,423             $11,671.06296         $11,459.8192
11/30/88                $10,417             $11,696.73929         $11,348.659
12/31/88                $10,500             $11,770.42875         $11,370.2214
1/31/89                 $10,771             $12,007.01437         $11,554.419
2/28/89                 $10,823             $12,062.24664         $11,493.1806
3/31/89                 $10,765             $11,975.39846         $11,543.3073
4/30/89                 $10,884             $11,946.6575          $11,737.2758
5/31/89                 $11,023             $12,230.98795         $12,062.0097
6/30/89                 $11,224             $12,407.11418         $12,401.9994
7/31/89                 $11,248             $12,434.40983         $12,609.1128
8/31/89                 $11,367             $12,433.16639         $12,448.9771
9/30/89                 $11,233             $12,150.93351         $12,470.2267
10/31/89                $10,986             $11,847.16017         $12,673.4597
11/30/89                $10,912             $11,870.85449         $12,762.272
12/31/89                $10,987             $11,817.43565         $12,774.2589
1/31/90                 $10,647             $11,401.46191         $12,605.3521
2/28/90                 $10,298             $11,190.53487         $12,599.9035
3/31/90                 $10,442             $11,512.82227         $12,640.2232
4/30/90                 $10,174             $11,561.17613         $12,529.6165
5/31/90                 $10,402             $11,801.64859         $12,901.7563
6/30/90                 $10,651             $12,173.40052         $13,126.7838
7/31/90                 $10,968             $12,566.60136         $13,301.1392
8/31/90                 $10,358             $11,986.02437         $13,046.1444
9/30/90                 $9,543              $11,071.49071         $13,011.2733
10/31/90                $8,984              $10,793.5963          $13,007.4593
11/30/90                $9,130              $11,010.54758         $13,265.007
12/31/90                $9,188              $11,063.39821         $13,456.7876
1/31/91                 $8,998              $11,366.53532         $13,654.5614
2/28/91                 $9,925              $12,347.46732         $13,990.1774
3/31/91                 $10,805             $13,113.01029         $14,267.183
4/30/91                 $11,436             $13,657.20022         $14,535.7994
5/31/91                 $11,446             $13,725.48622         $14,642.0473
6/30/91                 $11,878             $14,085.09396         $14,700.8922
7/31/91                 $12,496             $14,561.17014         $14,936.2721
8/31/91                 $12,781             $14,826.18343         $15,258.8298
9/30/91                 $12,993             $15,162.7378          $15,552.5098
10/31/91                $13,502             $15,664.62442         $15,743.756
11/30/91                $13,603             $15,789.94142         $15,907.7592
12/31/91                $13,782             $15,905.20799         $16,364.3526
1/31/92                 $14,247             $16,552.54995         $16,291.8861
2/29/92                 $14,541             $16,954.77692         $16,479.3182
3/31/92                 $14,806             $17,207.40309         $16,449.8958
4/30/92                 $14,977             $17,221.16901         $16,559.4128
5/31/92                 $15,187             $17,455.37691         $16,890.6882
6/30/92                 $15,316             $17,628.18515         $17,159.8495
7/31/92                 $15,528             $17,899.6592          $17,557.598
8/31/92                 $15,759             $18,146.67449         $17,738.4918
9/30/92                 $15,877             $18,264.62788         $17,937.366
10/31/92                $15,738             $18,074.67575         $17,660.5767
11/30/92                $15,988             $18,345.79588         $17,704.7104
12/31/92                $16,189             $18,553.10338         $17,995.0677
1/31/93                 $16,537             $19,059.6031          $18,428.7494
2/28/93                 $16,805             $19,436.98324         $18,821.5692
3/31/93                 $17,156             $19,847.10359         $18,929.9896
4/30/93                 $17,251             $19,960.23208         $19,073.8238
5/31/93                 $17,394             $20,251.65147         $19,116.865
6/30/93                 $17,797             $20,618.20636         $19,560.3763
7/31/93                 $18,092             $20,832.6357          $19,705.1231
8/31/93                 $18,157             $21,009.71311         $20,126.8127
9/30/93                 $18,189             $21,129.46847         $20,205.3073
10/31/93                $18,619             $21,516.13774         $20,328.5597
11/30/93                $18,702             $21,787.24108         $20,151.7012
12/31/93                $18,967             $22,061.76032         $20,288.7328
1/31/94                 $19,271             $22,454.45965         $20,662.0454
2/28/94                 $19,120             $22,488.14134         $20283.93
3/31/94                 $18,296             $21,826.98999         $19,669.3269
4/30/94                 $18,081             $21,534.50832         $19,494.2699
5/31/94                 $18,074             $21,657.25502         $19,461.1297
6/30/94                 $18,176             $21,512.15141         $19,431.938
7/31/94                 $18,127             $21,613.25852         $19,818.6335
8/31/94                 $18,327             $21,768.87398         $19,868.1801
9/30/94                 $18,424             $21,855.94948         $19,582.0783
10/31/94                $18,485             $21,871.24864         $19,550.747
11/30/94                $18,313             $21,617.54216         $19,472.544
12/31/94                $18,509             $21,846.6881          $19,649.7442
1/31/95                 $18,816             $22,076.07833         $20,042.739
2/28/95                 $19,628             $22,619.14986         $20,605.94
3/31/95                 $19,843             $22,874.74625         $20,781.0905
4/30/95                 $20,391             $23,382.56562         $21,146.8377
5/31/95                 $20,871             $24,041.95397         $22,081.5279
6/30/95                 $21,124             $24,200.63086         $22,253.7638
7/31/95                 $21,355             $24,575.74064         $22,227.0593
8/31/95                 $21,329             $24,644.55272         $22,527.1246
9/30/95                 $21,549             $24,927.96507         $22,779.4284
10/31/95                $21,714             $25,204.66548         $23,064.1713
11/30/95                $21,746             $25,323.12741         $23,472.4071
12/31/95                $22,110             $25,6445              $23,841